SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): FEBRUARY 9, 2004

                            BALLISTIC VENTURES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    0-29463                 51-0392750
(State or other jurisdiction of      (Commission              (IRS Employer
        incorporation)               File Number)           Identification No.)

         100 ADELAIDE STREET WEST #1302, TORONTO, ONTARIO M5H 1S3 CANADA
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (416) 366-2856

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)














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ITEM 8.    CHANGE IN FISCAL YEAR

On February 9, 2004, the board of directors of Ballistic Ventures, Inc. changed the fiscal year end of the company from June 30 to December 31. Ballistic Ventures, Inc. will file a Form 10-KSB for the transition period covering July 1, 2003 through December 31, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BALLISTIC VENTURES, INC.


February 9, 2004                     By:      /S/ WILLIAM P. DICKIE
                                        ----------------------------------------
                                        William P. Dickie
                                        Chief Financial Officer

















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